Exhibit 10.2

Fourth Amendment

To

Loan And Security Agreement

THIS FOURTH AMENDMENT to LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of August 14, 2017, by and between ACCELERIZE INC., a Delaware corporation (“Borrower”) and SAAS CAPITAL FUNDING, LLC, a Delaware limited liability company (“Lender”).

Recitals

A.     Lender and Borrower have entered into that certain Loan and Security Agreement dated as of May 5, 2016, as amended by that certain First Amendment to Loan and Security Agreement, dated as of November 29, 2016, as further amended by that certain Second Amendment to Loan and Security Agreement, dated as of May 5, 2017 and as further amended by that certain Third Amendment to Loan and Security Agreement, dated as of June 16, 2017 (and as it may be further amended, modified, supplemented or restated from time to time prior to the date hereof, the “Loan Agreement”).

B.     Lender has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C.     Borrower has requested that Lender agree to amend certain provisions of the Loan Agreement and consent to the issuance by Borrower of certain Subordinated Debt.

D.     Lender has agreed to amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

Definitions. Capitalized terms used but not defined in this Amendment shall have the respective meanings given to such terms in the Loan Agreement.

2.     Amendments to Loan Agreement.

2.1     Section 2.1.1(a) of the Loan Agreement is hereby amended by adding the following sentence at the end of such Section:

Borrower shall not use the proceeds of any Advance to refinance or pay off any Subordinated Debt.

2.2     Section 7.8 of the Loan Agreement shall be amended by deleting it in its entirety and replacing it with the following:

7.8 Subordinated Debt. Make or permit any payment on any Subordinated Debt, if any, except in accordance with the terms of any subordination agreement relating to such Subordinated Debt, or amend any provision in any document relating to the Subordinated Debt, without Lender’s prior written consent. Borrower further agrees that it will not repay the Shareholder Debt except with the proceeds of a Qualified Financing in accordance with the terms of the subordination agreement relating to the Shareholder Debt.

2.3     Schedule 1 to the Loan Agreement shall be amended by adding the following definitions for “Qualified Financing,” “Fourth Amendment,” “Fourth Amendment Effective Date” and “Shareholder Debt” in their appropriate alphabetical places:

“Qualified Financing” means the issuance by Borrower of debt or equity securities or other refinancing of Borrower's outstanding Indebtedness, in a single transaction or series of related transactions which (a) results in the receipt by Borrower of gross proceeds of at least $2,000,000, in the aggregate, (b) if debt securities are issued or new loans obtained, is subordinated to the Obligations at least to the same extent as the Shareholder Debt is subordinated to the Obligations, (c) has been consented to in advance and in writing by Lender and (d) is on terms and conditions reasonably satisfactory to Lender.

“Fourth Amendment” means that certain Fourth Amendment to Loan and Security Agreement, between Borrower and Lender, dated as of August 14, 2017.

“Fourth Amendment Effective Date” means the date of the effectiveness of the Fourth Amendment.

“Shareholder Debt” means that certain subordinated Indebtedness issued by Borrower to certain of Borrower's shareholders on or about the Fourth Amendment Effective Date in an aggregate principal amount of $1,000,000.

3.     Limitations.

3.1     The amendments set forth above are effective solely for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Lender may now have or may have in the future under or in connection with any Loan Document.

3.2     This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

Representations and Warranties. To induce Lender to enter into this Amendment, Borrower hereby represents and warrants to Lender as follows:

4.1     Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents, are true, accurate and complete as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2     Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under this Amendment and the Loan Agreement, as amended by this Amendment;

4.3     The organizational documents of Borrower delivered to Lender on or about May 5, 2016, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4     The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under this Amendment and the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5     The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under this Amendment and the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

4.6     The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under this Amendment and the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made;

4.7     This Amendment has been duly executed and delivered by Borrower and each of this Amendment and the Loan Agreement as amended by this Amendment, is the binding obligation of Borrower, enforceable against Borrower in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

4.8     Borrower has not assigned the Loan Agreement or any of its rights or obligations (including, without limitation, the Obligations) thereunder.

Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument. The exchange of copies of this Amendment and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Amendment as to the parties hereto and may be used in lieu of the original Amendment for all purposes.

Expenses. Without limitation of the terms of the Loan Documents, and as a condition to the effectiveness of this Amendment, Borrower shall reimburse Lender for all its costs and expenses (including reasonable attorneys’ fees and expenses) incurred by Lender in connection with this Amendment or that are otherwise outstanding. Lender, at its discretion, is authorized (x) to charge said fees, costs and expenses to Borrower’s loan account or any of Borrower’s deposit accounts or (y) to directly invoice Borrower for such fees, costs and expenses.

No Third Party Beneficiaries. This Amendment does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement.

Loan Documents; Indemnity. For purposes of clarity and not by way of limitation, Borrower and Lender acknowledge and agree that this Amendment is one of the Loan Documents and that the indemnification provided pursuant to Section 12.2 of the Loan Agreement applies hereto.

Effectiveness. This Amendment shall be deemed effective and is conditioned upon (a) the due execution and delivery of this Amendment by each party hereto, (b) the due execution and delivery of the Subordination Agreement, dated as of the date hereof, relating to the Shareholder Debt, and (c) the payment by Borrower of the fees and expenses set forth in Section 6 above.

[Signatures on next page]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

LENDER	BORROWER
SAAS CAPITAL FUNDING, LLC By: /s/ Todd Gardner Name: Todd Gardner Title: President	ACCELERIZE INC. By: /s/ Brian Ross Name: Brian Ross Title: Chief Executive Officer

[Signature page to Fourth Amendment to Loan and Security Agreement]